RESERVE SHARE PROGRAM DOCUMENTATION

                                                    "MERRILL LYNCH COVER LETTER"

[LOGO] MERRILL LYNCH

                                                              October ____, 1997



To    Directors, Officers, Employees, Business Associates and
      Related Persons of Sonic Automotive, Inc.:

         In connection with the recent filing with the Securities and Exchange Commission of a Registration Statement relating to a proposed offering of shares of Class A Common Stock of Sonic Automotive, Inc. (the "Company"), we are sending you at the request of the Company a copy of the preliminary prospectus included in the registration statement and the enclosed letter of the Company describing the reservation of shares of Common Stock for certain directors, officers, employees, business associates and related persons of the Company, along with certain related materials.

         If you have any questions regarding the details of the enclosed material or the preliminary prospectus, please contact your present Merrill Lynch Financial Consultant or the Reserved Share Program Hotline at (212) 449-8209 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.


                                   Merrill Lynch, Pierce, Fenner & Smith
                                                Incorporated

                                                                  "C.E.O.LETTER"

                        Sonic Automotive, Inc. Letterhead


October ____, 1997

TO: Directors, Officers, Employees, Business Associates and Related Persons of Sonic Automotive, Inc.

                  A Registration Statement providing for a public offering of shares of Class A Common Stock of Sonic Automotive, Inc. (the "Company") has been filed with the United States Securities and Exchange Commission.

                  The offering will be made through a group of underwriters including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). In the course of its discussions with the underwriters, the Company has arranged to reserve a limited number of shares of the Company's Class A Common Stock for purchase by directors, officers, employees, business associates and related persons of the Company. The purchase price to you will be the same as the offering price to the public, which is presently expected to be between $_______ and $_______ per share.

                  Enclosed for your information is a copy of the preliminary prospectus dated October ____, 1997, which is part of the Registration Statement. No sales of the Class A Common Stock may be made until the Registration Statement has been declared effective by the United States Securities and Exchange Commission and the price per share of the Common Stock has been determined. This is expected to occur on or about October ___, 1997.

                  If, after reading the preliminary prospectus, you have an interest in purchasing shares in the public offering, please complete the enclosed Expression of Interest Form, Participant Information Form and NASD Questionnaire. If you would be purchasing stock through a joint account, the joint account holder must also complete, sign and return the Joint Account Holder Questionnaire attached. All forms must be returned to: Merrill Lynch, Pierce, Fenner & Smith Incorporated, 250 Vesey Street, 14th Floor, New York, New York 10281, Attention: Sonic Automotive, Inc. Reserved Share Program so that they are received no later than October ___, 1997. (You may send completed forms to Merrill Lynch by fax at (800) 825-3705 as long as you send manually executed copies to Merrill Lynch by first class mail on the same day.) DO NOT SEND MONEY NOW. A list of the most commonly asked questions about the Reserved Share Program, along with the answers to those questions, is enclosed. If you have any other questions, please call the Reserved Share Program Hotline at Merrill Lynch at (212) 449-8209 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.

                  You are permitted to reserve shares only for your own personal account and not on behalf of any other person or any business account, although you may choose to

                                                                  "C.E.O.LETTER"


purchase jointly with a member of your immediate family. The shares may not be purchased on margin. Given the limited number of shares available, we cannot assure you that you will obtain the number of shares requested. Further, all such reservations and ultimate sales are subject to final clearance under federal and state securities laws and the rules and regulations of the National Association of Securities Dealers, Inc.; it cannot be determined at this time whether such clearances will be obtained.

                  In the event that the aggregate expressions of interest exceed the maximum number of shares reserved for the program, shares of Class A Common Stock will be allocated in a manner to be determined. In addition, certain individuals may be required, as a condition to their purchase of Class A Common Stock, to agree in writing not to offer, sell, or otherwise dispose of their shares for a period of three months after the date of the public offering.

                  Arrangements have been made with Merrill Lynch to handle the sale of the reserved shares. If you complete and return an Expression of Interest Form, Participant Information Form and NASD Questionnaire (and Joint Account Holder Questionnaire, if applicable), a Merrill Lynch Financial Consultant will contact you to assist you in opening a Merrill Lynch brokerage account if you do not currently have one. Purchases of reserved shares may be made only through a brokerage account at Merrill Lynch. While your purchase of shares of the Company's Class A Common Stock will not be subject to normal brokerage commissions, your account at Merrill Lynch will be subject to Merrill Lynch's normal account charges. Merrill Lynch will need all the information requested on the enclosed form, so be certain to complete it in all respects. It is the policy and the practice of Merrill Lynch to afford confidentiality to any information that it receives about a client's financial affairs. Aside from the restrictions on the dissemination and use of proprietary information contained in the federal securities laws, Merrill Lynch has a firm policy that prohibits Merrill Lynch employees from discussing or conveying, even by implication, the affairs of any client with or to other Merrill Lynch employees who are not concerned with the matter.

                  After the Registration Statement is declared effective, and assuming you have been approved by any required regulatory authority to receive shares, you will be orally informed of the purchase price by a representative of Merrill Lynch and asked if you wish to purchase the Class A Common Stock. At that time you may confirm your intention to purchase the number of shares you have previously indicated, confirm your intention to purchase Class A Common Stock but specify a smaller number (subject to a minimum of ___ shares) or decide to purchase no shares at all. If you orally confirm your intention to purchase shares, a copy of the Prospectus, in final form, will be sent to you by Merrill Lynch together with a written confirmation of the sale. UPON YOUR RECEIPT OF WRITTEN CONFIRMATION OF THE PURCHASE YOU WILL HAVE ENTERED INTO A BINDING LEGAL CONTRACT TO PURCHASE THE SHARES, AND YOU MUST PURCHASE AND PAY FOR THEM. Full payment of the purchase price of your shares will be required promptly after you receive such confirmation or at the latest within three (3) business days after effectiveness of the Registration Statement.

                                                                  "C.E.O.LETTER"

                  No offer to buy Class A Common Stock can be accepted and no part of the purchase price can be received by Merrill Lynch until the Registration Statement relating to the Class A Common Stock has become effective under the Securities Act of 1933. ANY SUCH OFFER TO BUY MAY BE WITHDRAWN OR REVOKED, WITHOUT OBLIGATION OR COMMITMENT OF ANY KIND, AT ANY TIME PRIOR TO NOTICE OF ITS ACCEPTANCE GIVEN AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT. AN EXPRESSION OF INTEREST IN RESPONSE TO THIS LETTER WILL INVOLVE NO OBLIGATION OR COMMITMENT.

                  The following statement is required to be included in this letter by the rules and regulations of the United States Securities and Exchange
Commission:

                  "A Registration Statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the Registration Statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state."

                  The Company does not wish to influence in any way your decision in this matter. This notice is not designed to encourage you to request any shares of Class A Common Stock. It is simply intended to inform you that there is a proposed offering, should you be interested in investing. The purchase of shares of Class A Common Stock involves certain risks which are described in the enclosed preliminary prospectus. Please review the preliminary prospectus carefully and discuss it with your financial advisor, if appropriate.

                                                  Sincerely,



                                                  [Chief Executive Officer]

                                                  "PARTICIPANT INFORMATION FORM"


                          PARTICIPANT INFORMATION FORM

                RESERVED SHARE PROGRAM FOR SONIC AUTOMOTIVE, INC.

PLEASE COMPLETE THE FOLLOWING: (PRINT OR TYPE)

Last Name:

First Name:                                             Middle Initial:

Home Address:

City:                                    State:             Zip:

Telephone  (Include Area Code):  Business:  (      )        Home: (      )

Citizen of What Country?                   Social Security Number:

Have you attained the age of majority in the state in which you reside?
                                                           Yes          No
    (The age of majority is 18 in all states except for the following:
    Alabama - 19; Mississippi - 21; Nebraska - 19; and Puerto Rico - 21)

Do you have an account with Merrill Lynch, Pierce, Fenner & Smith Incorporated?

If yes, Address of Branch:                          Account Number:

Is it a Joint Account? Yes   No
If yes, what is the name of the joint account holder?

Name of Financial Consultant:         Financial Consultant #:  __ __ __ __

NOTE: If purchases are contemplated to be made through this or any joint account, the Joint Account Holder Questionnaire must be completed and signed by the co-holder of the account.

Name of Your Employer:

Your Position:

If your employer is not Sonic Automotive, Inc. (the "Company"), briefly describe your employer's relationship, or your relationship, with the Company (nature of services provided or goods supplied, frequency of contact, etc.)




Signature:                                               Date:

                                                   "EXPRESSION OF INTEREST FORM"


                           EXPRESSION OF INTEREST FORM

                RESERVED SHARE PROGRAM FOR SONIC AUTOMOTIVE, INC.


Merrill Lynch, Pierce, Fenner & Smith Incorporated
World Financial Center, North Tower                                  PIN:

250 Vesey Street, 14th Floor
New York, New York 10281                                             NAME:

Attention: Michael Conigliaro / Claire Taggart
                                                                     REF:


Ladies and Gentlemen:

                  I am interested in purchasing __________ shares (not less than _______ or more than ______ and in blocks of 10) of Class A Common Stock of Sonic Automotive, Inc. and would like such number of shares to be reserved for me. I acknowledge that:

1. I have received and read my copy of the preliminary prospectus dated October ____ 1997.

2. The number of shares requested is for my own personal account or my joint account with a member of my immediate family and not on behalf of any other person.

3. I am not assured of obtaining any or all of the shares requested and I will be notified of the number of shares, if any, available for purchase by me.

4. No offer to buy any shares can be accepted and no part of the purchase price can be received by Merrill Lynch until the Registration Statement covering the proposed offering has been declared effective by the United States Securities and Exchange Commission and until the shares have been qualified for sale, where required, by the administrative authorities of the jurisdiction in which I reside, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to notice of its acceptance at or after the effective date of the Registration Statement. This indication of interest involves no obligation or commitment.

5. By signing below, I certify that all the information I have provided on this form is complete and accurate to the best of my knowledge.



---------------------------------            ----------------------------------
      (Signature)                                            (Date)


---------------------------------            ----------------------------------
       (Print Name)                                       (Employer)

IF YOU ARE INTERESTED IN RESERVING SHARES, YOU MUST COMPLETE THIS FORM, THE PARTICIPANT INFORMATION FORM AND THE NASD QUESTIONNAIRE (AND YOUR JOINT ACCOUNT HOLDER, IF ANY, MUST COMPLETE THE JOINT ACCOUNT HOLDER NASD QUESTIONNAIRE) AND RETURN THEM TO MERRILL LYNCH SO THAT THEY ARE RECEIVED NO LATER THAN OCTOBER ___, 1997.

                                                           "NASD QUESTIONNAIRE"




                               NASD QUESTIONNAIRE


Last Name:                   First Name:                    Middle Initial:


PLEASE ANSWER THE FOLLOWING QUESTIONS IN THE SPACES PROVIDED:

(IMPORTANT: YOU MUST ANSWER ALL OF THESE QUESTIONS IN ORDER TO RESERVE SHARES FOR PURCHASE. IF YOU WISH TO PURCHASE SHARES JOINTLY THROUGH A JOINT ACCOUNT, THE OTHER PERSON ON THE ACCOUNT MUST COMPLETE AND SIGN THE JOINT ACCOUNT HOLDER QUESTIONNAIRE ACCOMPANYING THIS FORM.)

DEFINITIONS: FOR PURPOSES OF THE FOLLOWING STATEMENTS, CAPITALIZED WORDS HAVE THE FOLLOWING MEANING:

IMMEDIATE FAMILY: As used in the statements that follow, the term "Immediate Family" includes a person's parents, mother-in-law or father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children.

ASSOCIATED PERSON: As used in the statements that follow, a person is an "Associated Person" of a broker-dealer if he or she is a sole proprietor, partner, officer, director, or branch manager of any broker-dealer in securities, foreign or domestic, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such a broker-dealer (for example, any employee), whether or not such person is registered or exempt from registration with the National Association of Securities Dealers, Inc. or any other regulatory organization.

INSTITUTIONAL TYPE ACCOUNT: As used in the following statements, "Institutional Type Account" generally includes any corporation or other entity which is involved as part of its business in the buying and selling of securities.





NOTE: YOU MUST WRITE YOUR NAME AND SOCIAL SECURITY NUMBER IN THE TRACKING BOX
      ON EACH PAGE OF THIS QUESTIONNAIRE.




                                             -----------------------------------
                                                     For Tracking Purposes:
                                             Last Name:
                                             First Name:
- 1 -                                        Social Security #:
                                             -----------------------------------

                                                            "NASD QUESTIONNAIRE"


IF THE FOLLOWING STATEMENTS ARE TRUE, PLEASE PLACE AN "X" ON THE LINE NEXT TO "TRUE". IF THE FOLLOWING STATEMENTS ARE NOT TRUE, PLEASE PLACE AN "X" ON THE LINE NEXT TO "FALSE" AND PROVIDE THE INFORMATION REQUESTED.
YOU MUST ANSWER QUESTIONS 1 THROUGH 6.

                             BROKER-DEALER QUESTIONS

1. I am NOT an officer, director, general partner, shareholder, employee or agent of any broker-dealer in securities or otherwise an ASSOCIATED PERSON of any broker-dealer in securities, except for a broker-dealer engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities.

TRUE________ FALSE________ If FALSE, please name the broker-dealer and your position.




2. In addition, I am NOT materially supported directly or indirectly by an IMMEDIATE FAMILY MEMBER or any other person who is an officer, director, general partner, shareholder, employee, agent or ASSOCIATED PERSON of any broker-dealer in securities, except for a broker-dealer engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities.

TRUE________ FALSE________ If FALSE, please name the broker-dealer, the position with such broker-dealer of the person materially supporting you, the relationship of that person to you, and please describe the nature of such support.




3. I am NOT an IMMEDIATE FAMILY MEMBER of an officer, director, general partner, shareholder, employee, agent or ASSOCIATED PERSON of any broker-dealer in securities, except for a broker-dealer engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities.

TRUE________ FALSE________ If FALSE, please name the broker-dealer employing such immediate family member, the position of that person with such broker-dealer, and that person's relationship to you.


                                             -----------------------------------
                                                     For Tracking Purposes:
                                             Last Name:
                                             First Name:
- 2 -                                        Social Security #:
                                             -----------------------------------

                                                            "NASD QUESTIONNAIRE"

                            FINDER/FIDUCIARY QUESTION

4. I am NOT, nor am I supported to a material extent by, a person who is either a finder with respect to the public offering of the Class A Common Stock or a person acting in a fiduciary capacity to Merrill Lynch, Pierce, Fenner & Smith Incorporated, the managing underwriter for the public offering, including attorneys, accountants and financial consultants to, Merrill Lynch, Pierce, Fenner & Smith Incorporated.

TRUE________ FALSE________ If FALSE, please name the finder or person acting in a fiduciary capacity, whether the person is a finder or fiduciary, the capacity in which such person is acting, and describe the relationship of that person to you (or indicate that you are such person).




                      INSTITUTIONAL TYPE ACCOUNT QUESTIONS

5. I am NOT, nor am I materially supported by, a senior officer of a bank, savings and loan institution, insurance company, investment company, investment advisory firm or any other INSTITUTIONAL TYPE ACCOUNT.

TRUE________ FALSE________ If FALSE, please name the company employing such person, the type of company it is, the employee's position with that company, and describe the relationship of that person to you (or indicate that you are such person).




6. I am NOT a person, nor am I materially supported by any person, who works in the securities department of, or who may influence, or whose activities directly or indirectly involve or are related to, the function of buying or selling securities for any bank, savings and loan institution, insurance company, investment company, investment advisory firm or any other INSTITUTIONAL TYPE ACCOUNT.

TRUE________ FALSE________ If FALSE, please name the company employing such person, the type of company it is, the employee's position with that company, and describe the relationship of that person to you (or indicate that you are such person).

                                             -----------------------------------
                                                     For Tracking Purposes:
                                             Last Name:
                                             First Name:
- 3 -                                        Social Security #:
                                             -----------------------------------

                                                           "NASD QUESTIONNAIRE"

IF YOU HAVE ANSWERED "FALSE" TO ANY OF THE QUESTIONS ABOVE, PLEASE ANSWER THE FOLLOWING QUESTION:

                       SECURITY BROKERAGE ACCOUNT QUESTION

7. Do you have an account with any broker-dealer in which you have actively traded equity securities in the last 12 months?

YES________ NO________ If YES, please name the broker-dealer and describe your trading activity over this period, including the date you purchased or sold equity securities, the name of the issuer of the security, the number of shares purchased or sold, the price per share and the total purchase or sale price. You should include trading activity (other than the purchase of mutual fund shares) in any 401(k) or other retirement account.
Please type or print legibly. Attach additional sheets if necessary.


                     Buy/                                 Price/
Date    Broker       Sell      Issuer         Shares      Share     Total Price




























         Signature                                     Date

         Print Name

================================================================================
         NOTE: YOU MUST SIGN THIS FORM, WHETHER OR NOT YOU HAVE ANSWERED
                               QUESTION 7, ABOVE.
================================================================================

                                             -----------------------------------
                                                     For Tracking Purposes:
                                             Last Name:
                                             First Name:
- 4 -                                        Social Security #:
                                             -----------------------------------

                                                            "NASD QUESTIONNAIRE"


                     JOINT ACCOUNT HOLDER NASD QUESTIONNAIRE

          (TO BE COMPLETED BY THE CO-HOLDER OF A JOINT ACCOUNT, IF ANY)

IF YOU WOULD BE PURCHASING THE CLASS A COMMON STOCK THROUGH A JOINT ACCOUNT, PLEASE HAVE THE CO-HOLDER OF YOUR JOINT ACCOUNT COMPLETE AND SIGN THIS FORM.


Last Name:                        First Name:                Middle Initial:

Relationship to Primary Account Holder:

PLEASE ANSWER THE FOLLOWING QUESTIONS IN THE SPACES PROVIDED:

(IMPORTANT: YOU MUST ANSWER ALL OF THESE QUESTIONS IN ORDER TO RESERVE SHARES
 FOR PURCHASE.)

DEFINITIONS: FOR PURPOSES OF THE FOLLOWING STATEMENTS, CAPITALIZED WORDS HAVE THE FOLLOWING MEANING:

IMMEDIATE FAMILY: As used in the statements that follow, the term "Immediate Family" includes a person's parents, mother-in-law or father-in-law, husband or wife, brother or sister, brother-in-law or sister-in-law, son-in-law or daughter-in-law, and children.

ASSOCIATED PERSON: As used in the statements that follow, a person is an "Associated Person" of a broker-dealer if he or she is a sole proprietor, partner, officer, director, or branch manager of any broker-dealer in securities, foreign or domestic, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such a broker-dealer (for example, any employee), whether or not such person is registered or exempt from registration with the National Association of Securities Dealers, Inc. or any other regulatory organization.

INSTITUTIONAL TYPE ACCOUNT: As used in the following statements, "Institutional Type Account" generally includes any corporation or other entity which is involved as part of its business in the buying and selling of securities.


NOTE: YOU MUST WRITE YOUR NAME AND SOCIAL SECURITY NUMBER IN THE TRACKING
      BOX ON EACH PAGE OF THIS QUESTIONNAIRE.


                                             -----------------------------------
                                                     For Tracking Purposes:
                                             Last Name:
                                             First Name:
- 5 -                                        Social Security #:
                                             -----------------------------------

                                                    "FREQUENTLY ASKED QUESTIONS"

IF THE FOLLOWING STATEMENTS ARE TRUE, PLEASE PLACE AN "X" ON THE LINE NEXT TO "TRUE". IF THE FOLLOWING STATEMENTS ARE NOT TRUE, PLEASE PLACE AN "X" ON THE LINE NEXT TO "FALSE" AND PROVIDE THE INFORMATION REQUESTED.
YOU MUST ANSWER QUESTIONS 1 THROUGH 6.

                             BROKER-DEALER QUESTIONS

1. I am NOT an officer, director, general partner, shareholder, employee or agent of any broker-dealer in securities or otherwise an ASSOCIATED PERSON of any broker-dealer in securities, except for a broker-dealer engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities.

TRUE________ FALSE________ If FALSE, please name the broker-dealer and your position.




2. In addition, I am NOT materially supported directly or indirectly by an IMMEDIATE FAMILY MEMBER or any other person who is an officer, director, general partner, shareholder, employee, agent or ASSOCIATED PERSON of any broker-dealer in securities, except for a broker-dealer engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities.

TRUE________ FALSE________ If FALSE, please name the broker-dealer, the position with such broker-dealer of the person materially supporting you, the relationship of that person to you, and please describe the nature of such support.




3. I am NOT an IMMEDIATE FAMILY MEMBER of an officer, director, general partner, shareholder, employee, agent or ASSOCIATED PERSON of any broker-dealer in securities, except for a broker-dealer engaged solely in the purchase or sale of either investment company/variable contracts securities or direct participation program securities.

TRUE________ FALSE________ If FALSE, please name the broker-dealer employing such immediate family member, the position of that person with such broker-dealer, and that person's relationship to you.



                                             -----------------------------------
                                                     For Tracking Purposes:
                                             Last Name:
                                             First Name:
- 6 -                                        Social Security #:
                                             -----------------------------------

                                                    "FREQUENTLY ASKED QUESTIONS"


                            FINDER/FIDUCIARY QUESTION

4. I am NOT, nor am I supported to a material extent by, a person who is either a finder with respect to the public offering of the Class A Common Stock or a person acting in a fiduciary capacity to Merrill Lynch, Pierce, Fenner & Smith Incorporated, the managing underwriter for the public offering, including attorneys, accountants and financial consultants to Merrill Lynch, Pierce, Fenner & Smith Incorporated.

TRUE________ FALSE________ If FALSE, please name the finder or person acting in a fiduciary capacity, whether the person is a finder or fiduciary, the capacity in which such person is acting, and describe the relationship of that person to you (or indicate that you are such person).




                      INSTITUTIONAL TYPE ACCOUNT QUESTIONS

5. I am NOT, nor am I materially supported by, a senior officer of a bank, savings and loan institution, insurance company, investment company, investment advisory firm or any other INSTITUTIONAL TYPE ACCOUNT.

TRUE________ FALSE________ If FALSE, please name the company employing such person, the type of company it is, the employee's position with that company, and describe the relationship of that person to you (or indicate that you are such person).




6. I am NOT a person, nor am I materially supported by any person, who works in the securities department of, or who may influence, or whose activities directly or indirectly involve or are related to, the function of buying or selling securities for any bank, savings and loan institution, insurance company, investment company, investment advisory firm or any other INSTITUTIONAL TYPE ACCOUNT.

TRUE________ FALSE________ If FALSE, please name the company employing such person, the type of company it is, the employee's position with that company, and describe the relationship of that person to you (or indicate that you are such person).


                                             -----------------------------------
                                                     For Tracking Purposes:
                                             Last Name:
                                             First Name:
- 7 -                                        Social Security #:
                                             -----------------------------------

                                                    "FREQUENTLY ASKED QUESTIONS"


IF YOU HAVE ANSWERED "FALSE" TO ANY OF THE QUESTIONS ABOVE, PLEASE ANSWER THE FOLLOWING QUESTION:

                       SECURITY BROKERAGE ACCOUNT QUESTION

7. Do you have an account with any broker-dealer in which you have actively traded equity securities in the last 12 months?

YES________ NO________ If YES, please name the broker-dealer and describe your trading activity over this period, including the date you purchased or sold equity securities, the name of the issuer of the security, the number of shares purchased or sold, the price per share and the total purchase or sale price. You should include trading activity (other than the purchase of mutual fund shares) in any 401(k) or other retirement account.
Please type or print legibly. Attach additional sheets if necessary.

                        Buy/                                Price/
Date       Broker       Sell        Issuer       Shares     Share    Total Price












         Signature                                             Date

         Print Name

================================================================================
         NOTE: YOU MUST SIGN THIS FORM, WHETHER OR NOT YOU HAVE ANSWERED
                               QUESTION 7, ABOVE.
================================================================================

                                             -----------------------------------
                                                     For Tracking Purposes:
                                             Last Name:
                                             First Name:
- 8 -                                        Social Security #:
                                             -----------------------------------

                                                    "FREQUENTLY ASKED QUESTIONS"


                      FREQUENTLY ASKED QUESTIONS REGARDING
                THE SONIC AUTOMOTIVE, INC. RESERVED SHARE PROGRAM


O    WHAT FORMS WILL I NEED TO COMPLETE IN ORDER TO PARTICIPATE?

     There are three forms that everyone will need to complete in order to participate in the Reserved Share Program set up for Sonic Automotive, Inc. (the "Company"); the Expression of Interest Form, the Participant Information Form and the NASD Questionnaire (and Joint Account Holder NASD Questionnaire, if applicable). These forms are included in this package. In addition, some people may need to execute a Lock-up Agreement.

O    WHAT IS THE EXPRESSION OF INTEREST FORM?

     The Expression of Interest Form is a non-binding indication of how many shares you intend to purchase in the offering. It is only used to allocate the appropriate number of shares to the Reserved Share Program. No matter how many shares you indicate you may be interested in purchasing, you will not be bound to purchase any shares, or a particular number of shares, until you are notified of the price of the shares and confirm, at that time, the number of shares you wish to purchase.

O    WHY IS IT IMPORTANT THAT I COMPLETE THE NASD QUESTIONNAIRE?

     In order to comply with the rules of the NASD, a federal regulatory body, Merrill Lynch is required to gather certain information to determine your eligibility to purchase shares in the Reserved Share Program. It is important that you answer ALL of the questions completely and accurately. Please pay particular attention to the defined terms which will help you in responding to the questions. It is possible that your responses may require that certain steps be taken (including entering into a Lock-Up Agreement) in order for you to be eligible to participate in the Reserved Share Program, or may cause you to be ineligible to participate.

O    WHAT IS A LOCK-UP AGREEMENT?

     Under the NASD rules certain individuals associated with banks, insurance companies, broker-dealers or other institutional type accounts may only participate in the Reserved Share Program if they agree not to sell, transfer, assign, pledge or hypothecate any shares purchased for a specified period of time. Depending on your responses to the NASD questions, you may have to sign a Lock-up Agreement for 3 months.

O    WHEN CAN I SELL MY SHARES PURCHASED THROUGH THE RESERVED SHARE PROGRAM?

     The shares may be sold or transferred, subject to certain federal regulations governing the sale of shares by officers, directors and affiliates of the Company and subject to the Company's insider trading policies, at any time after their purchase (i.e., after you have paid for them), unless the shares are subject to a Lock-up Agreement. If you sign a Lock-up Agreement, the shares may not be sold or transferred for the term of that agreement.

                                                    "FREQUENTLY ASKED QUESTIONS"

O IS IT NECESSARY TO OPEN A MERRILL LYNCH ACCOUNT TO PURCHASE SHARES IF I HAVE A BROKERAGE ACCOUNT AT ANOTHER FIRM?

     Yes, the shares must be purchased through Merrill Lynch. However, the shares may later be transferred (after the expiration of any Lock-up Agreement) to your non-Merrill Lynch account without incurring fees for such transfer.

O    WHAT IF I ALREADY HAVE A MERRILL LYNCH ACCOUNT?

     You should provide the branch at which your Merrill Lynch account is held, along with your account number and the name of your Financial Consultant, on the Participant Information Form. Your current Financial Consultant will contact you regarding your purchase of shares.

O    CAN I PURCHASE SHARES THROUGH MY EXISTING MERRILL LYNCH IRA ACCOUNT?

     Yes. However, if you do not have an existing IRA account at Merrill Lynch, it will be more difficult. The best advice is to talk to your Financial Consultant when you are contacted to see if such a transaction is possible. If you contemplate transferring your current IRA account to Merrill Lynch or liquidating assets currently held in your IRA account to purchase shares in the Reserved Share Program you should speak to your current Merrill Lynch Financial Consultant (if the IRA is held at Merrill Lynch) or the custodian of the account (if the IRA is not held at Merrill Lynch) as soon as possible concerning how and when to transfer the account or liquidate such assets to enable you to purchase the Company's Class A Common Stock.

O    CAN I PURCHASE SHARES THROUGH MY 401(K) PLAN?

     No.

O    CAN I PURCHASE SHARES THROUGH A JOINT ACCOUNT?

     Yes, subject to the joint account holder completing the Joint Account Holder NASD Questionnaire. As with you, it is possible that the joint account holder's answers may make him or her ineligible to participate in the Reserved Share Program, or may require that a Lock-up Agreement be signed by both of you. Please speak to your Merrill Lynch Financial Consultant if you intend to purchase shares through a joint account.

O WILL I BE CHARGED BROKERAGE FEES FOR SETTING UP A NEW ACCOUNT AND PURCHASING SHARES?

     No. In order to accommodate the purchase of Reserved Shares at a minimal cost, Merrill Lynch has provided a type of account, known as a Delaware Cash Account, which provides no additional services other than the ability to purchase or sell securities. The standard $40.00 fee will not be charged to the holder of a Delaware Cash Account unless the account is maintained for the full calendar year running from January through December, 1998. There are various other types of accounts available, and there is an account maintenance fee payable in respect of each type of account, assuming that you do not close your account. Please consult your Financial Consultant with regard to account types and fee structures.

                                                    "FREQUENTLY ASKED QUESTIONS"

O    WILL I BE CHARGED A FEE WHEN I SELL OR TRANSFER MY SHARES?

     When you sell your shares you will be charged a customary sales commission. There is no fee to transfer the shares to another account. However, if you choose to receive share certificates at a later date there are typically fees involved with physical delivery of the share certificates to you.

O    WILL I RECEIVE A STOCK CERTIFICATE?

     Not automatically. If you desire an actual certificate, notify your Merrill Lynch Financial Consultant when your account is set up. Doing this will avoid subsequent charges for certificate delivery.

O IF I CONTINUE TO USE THE DESIGNATED FINANCIAL CONSULTANT FOR SUBSEQUENT SECURITIES TRANSACTIONS, WILL MY TRANSACTIONS CONTINUE TO BE FREE OF TRANSACTION CHARGES?

     No. Transaction costs are only exempted for your purchase in the Reserved Share Program. You will be responsible for all transaction and brokerage fees for any subsequent transactions.

O HOW WILL I BE ASSIGNED A MERRILL LYNCH FINANCIAL CONSULTANT? WHEN WILL I BE CONTACTED?

     A Merrill Lynch Financial Consultant will be selected based on geographic proximity to you to better facilitate ongoing service. You will be contacted by a Merrill Lynch Financial Consultant approximately one week before the expected pricing date. At that time you will be asked for information necessary to open a brokerage account. It takes time to open an account and an account must be opened prior to pricing so an order can be placed. You will be contacted again on the night of pricing or the next morning to be informed of the final price of the shares and to confirm your participation.

O    WHAT INFORMATION WILL THE MERRILL LYNCH FINANCIAL CONSULTANT ASK ME FOR?

     The Merrill Lynch Financial Consultant will ask for your social security number, your date of birth, your salary (a regulatory requirement), and your address, among other information, and the same information for your spouse, if applicable, or other joint account holder.

O IF I COMPLETE AND TIMELY SUBMIT THE REQUIRED FORMS, BUT A MERRILL LYNCH FINANCIAL CONSULTANT DOES NOT MANAGE TO CONTACT ME PERSONALLY PRIOR TO THE PRICING DATE, WILL MY PURCHASE REQUEST BE HONORED?

     No. An account can only be established for you after a conversation with a Merrill Lynch Financial Consultant prior to the pricing of the shares, and the purchase of the shares can only be confirmed for you through a follow-up conversation with a Financial Consultant after the pricing of the shares. If the Financial Consultant cannot reach you, your order will be disregarded. IF YOU COMPLETE AND RETURN THE EXPRESSION OF INTEREST FORM AND YOU HAVE NOT BEEN CONTACTED BY A MERRILL LYNCH FINANCIAL CONSULTANT BY OCTOBER ___, 1997 YOU SHOULD CONTACT THE RESERVED SHARE PROGRAM HOTLINE AT
     (212) 449-8209 BETWEEN THE HOURS OF 8:00 A.M. AND 6:00 P.M. EASTERN TIME, MONDAY THROUGH FRIDAY.

                                                    "FREQUENTLY ASKED QUESTIONS"

O WILL I BE ABLE TO PURCHASE ALL OF THE SHARES I REQUEST ON THE EXPRESSION OF INTEREST FORM?

     The number of shares you indicate on the Expression of Interest Form is the maximum number of shares which you may purchase. If the total number of shares requested by all participants in the Reserved Share Program exceeds the number of shares available for purchase, an allocation will be made in a manner to be determined.

O    WHAT WILL THE PRICE OF THE SHARES BE?

     The purchase price to you will be the offering price to the public, which is presently expected to be between $__ and $__ per share, but which may be higher or lower. You will be contacted by your Merrill Lynch Financial Consultant with the actual price after that price is determined, which is currently expected to occur during the week of October ___, 1997.

O    WHEN DO I PAY FOR THE SHARES?

     The full balance will be due no later than the close of business three business days after the opening trade date (which is typically the day of pricing or the day after pricing). Your Merrill Lynch Financial Consultant will telephone you as soon as possible after pricing occurs to confirm the number of shares you wish to purchase and the purchase price. You should make your payment immediately after you know the payment amount. You will be mailed a confirmation of your transaction the day after pricing.

O    WHAT FORMS OF PAYMENT MAY I USE?

     You may pay by personal check, wire transfer, certified check or cashier's check. You should review your method of payment with your Merrill Lynch Financial Consultant in advance to ensure timely receipt of your payment.

O WHAT HAPPENS IF I AM NOT AVAILABLE WHEN MY MERRILL LYNCH FINANCIAL CONSULTANT CALLS ME AFTER PRICING?

     You will only be able to purchase shares through the Reserved Share Program if you speak to your Merrill Lynch Financial Consultant after pricing of the offering. If you will not be available at or around the expected pricing date, please make arrangements with your Merrill Lynch Financial Consultant so that you may be contacted.

O IF I DECIDE TO PARTICIPATE AFTER THE DEADLINE OF OCTOBER __, 1997 HAS PASSED, WILL I BE ABLE TO?

     No. The deadline is necessary to give Financial Consultants enough time to set up accounts before the pricing of the shares. The account must be open by this time so that there is a place to credit the shares at the time of pricing.

                                                    "FREQUENTLY ASKED QUESTIONS"

O CAN OTHER PEOPLE, INCLUDING MY RELATIVES AND FRIENDS, BUY SHARES THROUGH THE RESERVED SHARE PROGRAM?

     No, the Reserved Share Program is limited to those persons invited to participate by the Company. No relatives or other persons (other than members of your immediate family purchasing jointly with you) are eligible to purchase shares.

O    IF I HAVE FURTHER QUESTIONS WHO SHOULD I CALL?

     If you have a question prior to the time you are contacted by a Merrill Lynch Financial Consultant, please call the Reserved Share Program Hotline at (212) 449-8209 between the hours of 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday. After that time, please contact your Merrill Lynch Financial Consultant.